Statement of Additional Information Supplement -- April 26, 2005*

Fund Name                                                             SAI Form #
AXP Partners Growth Fund (July 30, 2004)                             S-6236-20 F

For AXP Partners Growth Fund, the information regarding Eagle Asset Management, Inc. under the heading "Subadvisory Agreements" in the "Investment Management Services Agreement" section has been deleted. The "Subadvisory Agreement" section for AXP Partners Growth Fund has been revised to include the following information:

Wellington Management Company, LLP: Wellington Management Company, LLP (Wellington Management), located at 75 State Street, Boston, Massachusetts 02109, subadvises a portion of the Fund's assets. Wellington Management, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC. Under the Subadvisory Agreement, the fee, based on average daily net assets that are subject to the Subadviser's investment discretion, is equal to 0.50% on the first $50 million and 0.40% on assets over $50 million. Beginning on July 1, 2006 the Fund is subject to a minimum annual fee of $350,000.

The rest of the section remains unchanged.




S-6261-3 A (4/05)

Valid until next update.

* Destroy July 29, 2005